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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 4, 2001
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                        PAREXEL International Corporation
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               (Exact Name of Registrant as Specified in Charter)





      Massachusetts                    0-27058                  04-2776269
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      (State or Other                (Commission               (IRS Employer
      Jurisdiction of                File Number)            Identification No.)
      incorporation)


  195 West Street, Waltham, Massachusetts                          02451
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (781) 487-9900
                                                   --------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report).




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon the recommendation of the Registrant's Audit Committee, the Registrant's Board of Directors determined to change the principal accountants for the Registrant from PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to Arthur Andersen LLP ("Arthur Andersen"), effective as of October 4, 2001 to serve as independent auditors for the Registrant for the fiscal year ending June 30, 2002.

During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. PricewaterhouseCoopers' reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a reference in its report on the financial statements for the year ended June 30, 2000 to the restatement of the financial statements described therein. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested PricewaterhouseCoopers to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated October 4, 2001 is filed as Exhibit 16.1 to this Form 8-K.

The Registrant engaged Arthur Andersen as the Registrant's principal accountants effective as of October 4, 2001. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Arthur Andersen, neither the Registrant nor anyone on its behalf consulted with Arthur Andersen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Arthur Andersen that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                      EXHIBIT
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16.1                             Letter from Pricewaterhouse Coopers
                                 LLP, dated October 4, 2001,
                                 regarding change in certifying
                                 accountant.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PAREXEL International Corporation



Dated: October 4, 2001                     By: /s/ James F. Winschel, Jr.
                                               --------------------------------
                                               James F. Winschel, Jr.
                                               Senior Vice President and Chief
                                               Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                      Description
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16.1                             Letter from Pricewaterhouse Coopers
                                 LLP, dated October 4, 2001,
                                 regarding change in certifying
                                 accountant.